Exhibit 10.8(16)

                          SIERRA HEALTH SERVICES, INC.

                     MANAGEMENT INCENTIVE COMPENSATION PLAN

You have been selected to participate in the Sierra Health Services, Inc. ("SHS" hereafter referred to as "the Company") Management Incentive Compensation Plan. The Management Incentive Compensation Plan is intended to reward key employee performance for assisting the Company in achieving financial success and maximizing shareholder value. Your participation in the Plan is subject to the Terms and Conditions, contained herein, and being employed in an eligible position as determined annually by the Company. The Plan is designed to reward Participants for meeting specific individual and Company objectives, and for assisting the Company in achieving specific financial objectives.

TARGET PAYOUT:

         Participants will be eligible for an incentive payout expressed as a percent of base annual salary. If 100% of all objectives are achieved, Participants will be eligible for the following awards as a percent of the Participant's base annual salary:

         Corporate Staff                       Subsidiary/Division Staff

   Vice President                50%           President, Region       50%

                                               President, Subsidiary   40%

   Associate Vice President      35%           Vice President        25% - 30%

   Director                      25%           Director              15% - 20%


PLAN DESIGN

         Corporate Staff                     Subsidiary/Regional Staff

  Company Financial Performance 60%     Company Financial Performance       20%
  Company Annual Objectives     15%     Company Annual Objectives           15%
  Individual/Dept. Objectives   25%     Subsidiary/Region Financial Obj.    40%
                                ---     Individual/ Dept. Objectives        25%
                                                                            ---
              Total            100%                      Total             100%

Notes:

o Subsidiary or Region Financial Performance is defined as Earnings Before Interest Expense and Taxes (EBIT), before management fees and net of bonus payments, expressed as a percent of targeted EBIT and Revenue expressed as a percent of Target Revenue (Cash Flow for SMHS). Sierra Health Services Inc.'s Financial Performance is defined as Earnings after Taxes (PAT) and Revenue expressed as a percent of Targeted PAT and Revenue, respectively. The Company's Chief Financial Officer will determine the interpretation of Earnings before Interest Expense and Revenues. Disputes regarding Plan definitions will be resolved as provided in the Plan's Terms and Conditions.

o Subsidiary or Region Financial Objectives are defined as the Subsidiary's or the Region's gross revenue (Cash Flow for SMHS) and EBIT, expressed as a percent of target revenue and/or EBIT profit, respectively.

o During the Plan Year, both the Company's and the Subsidiary/Region's financial performance will be published as a percent of target, but the Company will nevertheless comply with SEC disclosure regulations.

POOL THRESHOLD & SIZE

   An incentive pool will be established and used as the basis for payouts under the Plan based upon the degree to which SHS achieves specific financial objectives. For Subsidiary/Region Participants, NO Plan payouts OF ANY AMOUNT will be made unless the Sierra Health Services Financial Performance (95% of Targeted Revenue and After-Tax Profit) AND Subsidiary Financial Performance minimum thresholds have been achieved. Threshold levels of achievement for SHS Inc. must be achieved before Corporate Participants are eligible for any payout. The following charts summarize the `Company' and `Subsidiary' / `Region' payout levels when the specified level of financial performance has been achieved. The President, Sierra Health Services, has the discretion to review and alter the threshold based on specific business circumstances and conditions. For the SHS Company and individual Subsidiary/Region payout schedules, refer to the appropriate Profit/Revenue (or Cash Flow) matrices.

COMPANY/SUBSIDIARY OR REGION ACHIEVEMENT

   Financial Threshold for Central Region,                    90% of Targets
   Sierra Military Health Services, Behavioral
   Health Options and California Indemnity
   Insurance, Inc., including NVA.

   Financial Threshold for Sierra Health                      95% of Targets
   Services, Inc. Corporation, Corporate
   Participants and Western Region

   Financial Target for All Plans                             100% of Targets

   Financial Targets High Achievement                         Over 100%
                                                               of Targets
   Payouts in the Profit/Revenue Matrices are based on the achievement of sample financial results. Actual Plan payments will be interpolated for actual results achieved between these levels.

COMPANY OBJECTIVES                                                     (15%)

   The Chairman and the President will establish Company-wide objectives that each Participant is responsible for assisting the Company achieve. Categories may include, but are not limited to: quality of care, quality of service, turnover rates, growth objectives, expense management, specific management objectives, community or public relations, or specific individual competency development objectives. The Chairman and the President will determine the weight given to each of the Company objectives.

   The FY 2000 Company Objectives are:

1.       Quality of Service                                 (5%)
2.       Quality of Care                                    (5%)
3.       Reduction in Employee Voluntary Turnover by 20%.   (5%)
                  Each Company will use their actual 1999 voluntary turnover percent as the baseline from which the objective will be determined.

INDIVIDUAL/DEPARTMENT OBJECTIVES

Accomplishment of individual/department objectives may range from 0% to 125% of the Participant's Individual Objective target. The Participant's immediate manager will recommend a percentage to the Compensation Committee (whose membership is defined in the Plan document). However, the Committee will, in its sole discretion, determine the percentage award for the Participant. Business objectives may include, but are not limited to: meeting specified revenue, market penetration, geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

MINIMUM PERFORMANCE

To be eligible, a participant must have achieved at least a `successful' performance review in his/her most recent formal or informal review and may not be on any Performance Improvement Plan on the date of the payout. A Participant who has successfully completed a Performance Improvement Plan shall have his/her incentive plan payout prorated by the length of time on the Plan.

                                PLAN DOCUMENT FOR

               THE FY 2000 MANAGEMENT INCENTIVE COMPENSATION PLAN

                               TERMS & CONDITIONS

     1. The Plan shall be known as "The FY 2000 Sierra Health Services Inc. (hereafter known as the "Company") Management Incentive Compensation Plan".

 2.        Plan Year will be January 1, 2000 - December 31, 2000.

 3. Participants are defined as active eligible employees as defined by the Compensation Committee, Sierra Health Services, Inc. The Compensation Committee is comprised of the President, SHS, the Vice President of Human Resources, the General Counsel for Sierra Health Services, the Chief Financial Officer for Sierra Health Services and the Presidents of the Subsidiary or Region, and/or their designated representatives.

     A. The participant must be employed at Sierra Health Services or one of its Subsidiaries.

     B. If the employee is no longer employed by Sierra Health Services on the date of the Payout, he/she will be ineligible for a bonus payout unless otherwise recommended by the Compensation Committee.

     C.  Participants who are not in an eligible position for the full plan year
may  receive  a  prorated  bonus  if  all  other   eligibility  and  performance
requirements are otherwise satisfied.

     D. The participant's performance appraisal rating for the plan year must be at least a "Successful" to be eligible for a payout under the Plan.

 4. Payment under this plan, if any, shall be based on the employee's accomplishment of the specified objectives, subject to the approval of the Incentive Plan Compensation Committee and the Compensation
         Committee of the Sierra Health Services Board of Directors. Accomplishment of individual objectives shall fall within the attached bonus range and may exceed or may be less than 100% of target and shall be determined by Incentive Plan Compensation Committee. The Committee reserves the right to offer Sierra Health Services stock options to Participants up to 50% of value of their incentive payment.

     5. Participant's rights under the Plan may not be assigned or transferred in any way.

PLAN DOCUMENT FOR
THE 2000 MANAGEMENT INCENTIVE COMPENSATION PLAN
TERMS  & CONDITIONS - CONTINUED

  6. The Management Incentive Compensation Plan may be amended, modified, suspended or terminated by the Company at any time without prior consent by or notice to employees. The Company at its sole discretion without prior consent or notice may change objectives at any time for eligible participants.

  7. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of the amounts under the Plan. Rights to the payment of amounts under the Plan shall be no greater than the rights of the Company's general creditors.

  8. Nevada State law governs the validity, construction, interpretation, administration and effect of the Plan, and the substantive laws, except for the choice of law, and rules of the State of Nevada shall govern rights relating to the Plan. If any part of this Plan is ruled to be invalid by any judicial body, the remainder of the document shall continue to be in force.

     9. All applicable employment, benefit and tax deductions will be withheld from the incentive payout.

 10. Participant - A Participant in the Plan is an employee of Sierra Health Services Inc., or its subsidiaries who has been: 1) selected by the Company to participate for the Plan Year; 2) who executes this agreement to participate in the Plan for the Plan Year and 3) who is employed by the Company on the date of the payout. No employee of the Company has the right or is guaranteed the right to participate in the Plan by virtue of being an employee of the Company or fulfilling any specific position with the Company. Selection for participation in the Plan is solely within the discretion of the Company. Sierra Health Services, Inc. may offer participation in the Plan to additional employees or terminate the participation of any Participant in the Plan any time during the Plan Year.

11. Transfer/Promotion within the Business Unit Organization - Plan Participants who are transferred or promoted during the Plan Year to another job within Sierra Health Services, Inc. or its subsidiaries, not covered by the Plan will receive, subject to approvals, a prorated payment following year-end based on their achievement of specified objectives during eligible month(s) as determined by Company. Similarly, an employee who becomes an eligible Participant in the Plan Year, with at least 3 months service as an eligible Participant, will receive, subject to approvals, a prorated payment following year-end based on their

PLAN DOCUMENT FOR
THE 2000 MANAGEMENT INCENTIVE COMPENSATION PLAN
TERMS  & CONDITIONS - CONTINUED

         achievement  of  specified   objectives  during  eligible  month(s)  as
determined by Company in its sole discretion.

12. Termination of Employment - Participants, who terminate their employment voluntarily or involuntarily from the Company during the Plan Year and until the Plan date of payout, will not be eligible for any bonus payment under the Plan. Any exceptions will be determined on an individual basis at the sole discretion of the President or Chief Executive Officer.

 13. Retirement/Death/Disability - Termination of employment during the Plan Year and until the Plan date of payout as a result of retirement, death, or disability may constitute eligibility for a prorated payment as determined by the Company.

 14. Windfalls/Business Losses - Revenues classified as "windfalls" or business losses or charges against net income may or may not be excluded in whole or in part from the calculation of revenue or profit objectives at the sole discretion of the President or the Chief Executive Officer. Similarly, significant declines in revenue volume will be reviewed prior to any bonus award. Examples of such circumstances include, but are not limited to: excluding acquisition-related and year 2000 charges and non operating unusual charges, windfalls or business losses resulting from any acquisition or disposition by the corporation as determined by the Compensation Committee of Sierra Health Services Board of Directors.

 15. Company Rights - Notice of participation in the Plan shall not impair or limit the Company's right to transfer, promote, or demote plan participants to other jobs or to terminate their employment. Nor shall the Plan create any claim nor right to receive any payment under the Plan nor any right to be retained in the employment of the Company or its affiliates.

 16. Non-Continuation - The Plan is established for the current fiscal year. There shall be no obligation on the part of the Company to continue the Plan in the same or a modified form for any future years.

     17. Resolution of Disputes - In the event that a Participant has a dispute concerning the administration of this Plan, it should first be submitted in writing to the Vice

PLAN DOCUMENT FOR
THE 2000 MANAGEMENT INCENTIVE COMPENSATION PLAN
TERMS  & CONDITIONS - CONTINUED

         President, Human Resources. In the event that the Vice President does not provide a response satisfactory to the participant with fifteen
         (15) days, the Participant may submit the dispute in writing, within five (5) working days thereafter, to the Compensation Committee - Sierra Health Services, Inc., whose decision regarding the dispute shall be final and binding on each Participant or person making a claim under the Plan.

 18. Effect on Previous Plans - The Plan is effective January 1, 2000, and supersedes and replaces all previous management bonus plans. All such previous Plans, unless earlier terminated, are terminated effective at midnight, December 31, 1999. If not renewed by the Company or its designated representative(s), the Plan will automatically terminate on December 31 of each year.

                          Sierra Health Services, Inc.
                         After Tax Profit/Revenue Matrix

    Matrix for Total Corporation & For Corporate Staff Incentive Calculation



                       Revenue Vs. Plan (Horizontal Axis)
                    After Tax Profit vs. Plan (Vertical Axis)

                                    (In 000s)

                                           $               $           $           $           $           $      $
                                           1,595,330   1,603,720   1,612,120   1,620,510   1,628,910   1,637,310  1,645,700
                               % Achieved    95.0%       95.5%       96.0%       96.5%       97.0%       97.5%      98.0%
              $ 34,340            95.0%      50.0%       52.5%       55.0%       57.5%       60.0%       62.5%      65.0%
              $ 34,520            95.5%      52.5%       55.0%       57.5%       60.0%       62.5%       65.0%      67.5%
              $ 34,700            96.0%      55.0%       57.5%       60.0%       62.5%       65.0%       67.5%      70.0%
              $ 34,880            96.5%      57.5%       60.0%       62.5%       65.0%       67.5%       70.0%      72.5%
              $ 35,070            97.0%      60.0%       62.5%       65.0%       67.5%       70.0%       72.5%      75.0%
              $ 35,250            97.5%      62.5%       65.0%       67.5%       70.0%       72.5%       75.0%      77.5%
              $ 35,430            98.0%      65.0%       67.5%       70.0%       72.5%       75.0%       77.5%      80.0%
              $ 35,610            98.5%      67.5%       70.0%       72.5%       75.0%       77.5%       80.0%      82.5%
              $ 35,790            99.0%      70.0%       72.5%       75.0%       77.5%       80.0%       82.5%      85.0%
              $ 35,970            99.5%      72.5%       75.0%       77.5%       80.0%       82.5%       85.0%      87.5%
              $ 36,150           100.0%      75.0%       77.5%       80.0%       82.5%       85.0%       87.5%      90.0%
              $ 36,873           102.0%      80.0%       83.6%       87.3%       90.9%       94.5%       98.2%      101.8%
              $ 37,600           104.0%      85.0%       89.6%       94.2%       98.7%      103.3%      107.9%      112.5%
              $ 38,320           106.0%      90.0%       95.4%      100.8%      106.2%      111.5%      116.9%      122.3%
              $ 39,040           108.0%      95.0%      101.1%      107.1%      113.2%      119.3%      125.4%      131.4%
              $ 39,770           110.0%      100.0%     106.7%      113.3%      120.0%      126.7%      133.3%      140.0%
              $ 40,490           112.0%      110.0%     116.9%      123.8%      130.6%      137.5%      144.4%      151.3%
              $ 41,210           114.0%      120.0%     127.1%      134.1%      141.2%      148.2%      155.3%      162.4%
              $ 41,930           116.0%      130.0%     137.2%      144.4%      151.7%      158.9%      166.1%      173.3%
              $ 42,660           118.0%      140.0%     146.7%      153.5%      160.2%      166.9%      173.7%      180.4%
              $ 43,380           120.0%      150.0%     157.5%      165.0%      172.5%      180.0%      187.5%      195.0%

** At 27,300,000 Shares                   Payout as a Percent of Eligible Bonus

                          Sierra Health Services, Inc.
                         After Tax Profit/Revenue Matrix



    Matrix for Total Corporation & For Corporate Staff Incentive Calculation

                                             $          $           $          $           $           $           $
                                            1,654,100   1,662,500  1,670,890   1,679,290   1,712,880   1,746,460  1,780,050
                                % Achieved    98.5%       99.0%      99.5%      100.0%      102.0%      104.0%      106.0%
               $ 34,340            95.0%      67.5%       70.0%      72.5%       75.0%       80.0%       85.0%      90.0%
               $ 34,520            95.5%      70.0%       72.5%      75.0%       77.5%       83.6%       89.6%      95.4%
               $ 34,700            96.0%      72.5%       75.0%      77.5%       80.0%       87.3%       94.2%      100.8%
               $ 34,880            96.5%      75.0%       77.5%      80.0%       82.5%       90.9%       98.7%      106.2%
               $ 35,070            97.0%      77.5%       80.0%      82.5%       85.0%       94.5%      103.3%      111.5%
               $ 35,250            97.5%      80.0%       82.5%      85.0%       87.5%       98.2%      107.9%      116.9%
               $ 35,430            98.0%      82.5%       85.0%      87.5%       90.0%      101.8%      112.5%      122.3%
               $ 35,610            98.5%      85.0%       87.5%      90.0%       92.5%      105.5%      117.1%      127.7%
               $ 35,790            99.0%      87.5%       90.0%      92.5%       95.0%      109.1%      121.7%      133.1%
               $ 35,970            99.5%      90.0%       92.5%      95.0%       97.5%      112.7%      126.2%      138.5%
               $ 36,150           100.0%      92.5%       95.0%      97.5%      100.0%      116.4%      130.8%      143.8%
               $ 36,873           102.0%      105.5%     109.1%      112.7%     116.4%      120.0%      135.4%      149.2%
               $ 37,600           104.0%      117.1%     121.7%      126.2%     130.8%      135.4%      140.0%      154.6%
               $ 38,320           106.0%      127.7%     133.1%      138.5%     143.8%      149.2%      154.6%      160.0%
               $ 39,040           108.0%      137.5%     143.6%      149.6%     155.7%      161.8%      167.9%      173.9%
               $ 39,770           110.0%      146.7%     153.3%      160.0%     166.7%      173.3%      180.0%      186.7%
               $ 40,490           112.0%      158.1%     165.0%      171.9%     178.8%      185.6%      192.5%      199.4%
               $ 41,210           114.0%      169.4%     176.5%      183.5%     190.6%      197.6%      204.7%      211.8%
               $ 41,930           116.0%      180.6%     187.8%      195.0%     202.2%      209.4%      216.7%      223.9%
               $ 42,660           118.0%      187.2%     193.9%      200.6%     207.4%      214.1%      220.8%      227.6%
               $ 43,380           120.0%      202.5%     210.0%      217.5%     225.0%      232.5%      240.0%      247.5%

                          Sierra Health Services, Inc.
                         After Tax Profit/Revenue Matrix



    Matrix for Total Corporation & For Corporate Staff Incentive Calculation

                                             $          $           $           $          $           $          $
                                            1,813,630   1,847,220   1,880,800  1,914,390   1,947,980  1,981,560   2,015,150
                                % Achieved    108.0%     110.0%      112.0%      114.0%     116.0%      118.0%     120.0%
               $ 34,340            95.0%      95.0%      100.0%      110.0%      120.0%     130.0%      140.0%     150.0%
               $ 34,520            95.5%      101.1%     106.7%      116.9%      127.1%     137.2%      146.7%     157.5%
               $ 34,700            96.0%      107.1%     113.3%      123.8%      134.1%     144.4%      153.5%     165.0%
               $ 34,880            96.5%      113.2%     120.0%      130.6%      141.2%     151.7%      160.2%     172.5%
               $ 35,070            97.0%      119.3%     126.7%      137.5%      148.2%     158.9%      166.9%     180.0%
               $ 35,250            97.5%      125.4%     133.3%      144.4%      155.3%     166.1%      173.7%     187.5%
               $ 35,430            98.0%      131.4%     140.0%      151.3%      162.4%     173.3%      180.4%     195.0%
               $ 35,610            98.5%      137.5%     146.7%      158.1%      169.4%     180.6%      187.2%     202.5%
               $ 35,790            99.0%      143.6%     153.3%      165.0%      176.5%     187.8%      193.9%     210.0%
               $ 35,970            99.5%      149.6%     160.0%      171.9%      183.5%     195.0%      200.6%     217.5%
               $ 36,150           100.0%      155.7%     166.7%      178.8%      190.6%     202.2%      207.4%     225.0%
               $ 36,873           102.0%      161.8%     173.3%      185.6%      197.6%     209.4%      214.1%     232.5%
               $ 37,600           104.0%      167.9%     180.0%      192.5%      204.7%     216.7%      220.8%     240.0%
               $ 38,320           106.0%      173.9%     186.7%      199.4%      211.8%     223.9%      227.6%     247.5%
               $ 39,040           108.0%      180.0%     193.3%      206.3%      218.8%     231.1%      234.3%     255.0%
               $ 39,770           110.0%      193.3%     200.0%      213.1%      225.9%     238.3%      241.1%     262.5%
               $ 40,490           112.0%      206.3%     213.1%      220.0%      232.9%     245.6%      247.8%     270.0%
               $ 41,210           114.0%      218.8%     225.9%      232.9%      240.0%     252.8%      254.5%     277.5%
               $ 41,930           116.0%      231.1%     238.3%      245.6%      252.8%     260.0%      261.3%     285.0%
               $ 42,660           118.0%      234.3%     241.1%      247.8%      254.5%     261.3%      280.0%     292.5%
               $ 43,380           120.0%      255.0%     262.5%      270.0%      277.5%     285.0%      292.5%     300.0%

                                CII (California)

                              REVENUE/PROFIT MATRIX



                   PRE-TAX PROFIT* VS PLAN (HORIZONATAL AXIS)

                         REVENUE VS PLAN (VERTICAL AXIS)

                                    (IN 000s)

                                           $          $          $          $           $          $          $
                                            13,050     13,200     13,340     13,490      13,630     13,780     13,920
                              % Achieved     90%        91%        92%         93%        94%        95%         96%
             $ 86,360             90%       50.0%      54.0%      58.0%       62.0%      66.0%      70.0%       74.0%
             $ 87,310             91%       51.0%      55.0%      59.0%       63.0%      67.0%      71.0%       75.0%
             $ 88,270             92%       52.0%      56.0%      60.0%       64.0%      68.0%      72.0%       76.0%
             $ 89,230             93%       53.0%      57.0%      61.0%       65.0%      69.0%      73.0%       77.0%
             $ 90,190             94%       54.0%      58.0%      62.0%       66.0%      70.0%      74.0%       78.0%
             $ 91,150             95%       55.0%      59.0%      63.0%       67.0%      71.0%      75.0%       79.0%
             $ 92,110             96%       56.0%      60.0%      64.0%       68.0%      72.0%      76.0%       80.0%
             $ 93,070             97%       57.0%      61.0%      65.0%       69.0%      73.0%      77.0%       81.0%
             $ 94,030             98%       58.0%      62.0%      66.0%       70.0%      74.0%      78.0%       82.0%
             $ 94,990             99%       59.0%      63.0%      67.0%       71.0%      75.0%      79.0%       83.0%
             $ 95,950            100%       60.0%      64.0%      68.0%       72.0%      76.0%      80.0%       84.0%
             $ 97,870            102%       62.0%      66.4%      70.7%       75.1%      79.5%      83.8%       88.2%
             $ 99,790            104%       64.0%      68.7%      73.3%       78.0%      82.7%      87.3%       92.0%
            $ 101,710            106%       66.0%      70.9%      75.8%       80.8%      85.7%      90.6%       95.5%
            $ 103,630            108%       68.0%      73.1%      78.3%       83.4%      88.6%      93.7%       98.9%
            $ 105,550            110%       70.0%      75.3%      80.7%       86.0%      91.3%      96.7%      102.0%
            $ 107,460            112%       74.0%      79.4%      84.8%       90.1%      95.5%      100.9%     106.3%
            $ 109,380            114%       78.0%      83.4%      88.8%       94.2%      99.6%      105.1%     110.5%
            $ 111,300            116%       82.0%      87.4%      92.9%       98.3%      103.8%     109.2%     114.7%
            $ 113,220            118%       86.0%      92.9%      98.4%      103.8%      109.3%     114.7%     120.1%
            $ 115,140            120%       90.0%      98.4%      103.9%     109.3%      114.8%     120.2%     125.6%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOUT AS A PERCENT OF ELIGIBLE BONUS

                                CII (California)



                              REVENUE/PROFIT MATRIX

                                             $          $          $          $          $          $           $
                                              14,070     14,210     14,360     14,500     14,790     15,080      15,370
                                % Achieved     97%        98%        99%        100%       102%       104%       106.0%
               $ 86,360             90%       78.0%      82.0%      86.0%      90.0%      96.0%      102.0%      108.0%
               $ 87,310             91%       79.0%      83.0%      87.0%      91.0%      97.3%      103.5%      109.7%
               $ 88,270             92%       80.0%      84.0%      88.0%      92.0%      98.5%      105.0%      111.4%
               $ 89,230             93%       81.0%      85.0%      89.0%      93.0%      99.8%      106.5%      113.1%
               $ 90,190             94%       82.0%      86.0%      90.0%      94.0%      101.1%     108.0%      114.8%
               $ 91,150             95%       83.0%      87.0%      91.0%      95.0%      102.4%     109.5%      116.5%
               $ 92,110             96%       84.0%      88.0%      92.0%      96.0%      103.6%     111.0%      118.2%
               $ 93,070             97%       85.0%      89.0%      93.0%      97.0%      104.9%     112.5%      119.8%
               $ 94,030             98%       86.0%      90.0%      94.0%      98.0%      106.2%     114.0%      121.5%
               $ 94,990             99%       87.0%      91.0%      95.0%      99.0%      107.5%     115.5%      123.2%
               $ 95,950            100%       88.0%      92.0%      96.0%      100.0%     108.7%     117.0%      124.9%
               $ 97,870            102%       92.5%      96.9%      101.3%     105.6%     110.0%     118.5%      126.6%
               $ 99,790            104%       96.7%      101.3%     106.0%     110.7%     115.3%     120.0%      128.3%
              $ 101,710            106%       100.5%     105.4%     110.3%     115.2%     120.2%     125.1%      130.0%
              $ 103,630            108%       104.0%     109.1%     114.3%     119.4%     124.6%     129.7%      134.9%
              $ 105,550            110%       107.3%     112.7%     118.0%     123.3%     128.7%     134.0%      139.3%
              $ 107,460            112%       111.6%     117.0%     122.4%     127.8%     133.1%     138.5%      143.9%
              $ 109,380            114%       115.9%     121.3%     126.7%     132.1%     137.5%     142.9%      148.4%
              $ 111,300            116%       120.1%     125.6%     131.0%     136.4%     141.9%     147.3%      152.8%
              $ 113,220            118%       125.6%     131.0%     136.5%     141.9%     147.4%     152.8%      158.3%
              $ 115,140            120%       131.1%     136.5%     142.0%     147.4%     152.9%     158.3%      163.8%

                                CII (California)



                              REVENUE/PROFIT MATRIX

                                               $          $          $          $          $          $          $
                                                15,660     15,950     16,240     16,530     16,820     17,110     17,400
                                 % Achieved     108.0%     110.0%     112.0%     114.0%     116.0%     118.0%     120.0%
               $ 86,360              90%        114.0%     120.0%     128.0%     136.0%     144.0%     152.0%     160.0%
               $ 87,310              91%        115.9%     122.0%     130.0%     138.0%     146.0%     154.0%     162.0%
               $ 88,270              92%        117.7%     124.0%     132.0%     140.0%     148.0%     156.0%     164.0%
               $ 89,230              93%        119.6%     126.0%     134.0%     142.0%     150.0%     158.0%     166.0%
               $ 90,190              94%        121.4%     128.0%     136.0%     144.0%     152.0%     160.0%     168.0%
               $ 91,150              95%        123.3%     130.0%     138.0%     146.0%     154.0%     162.0%     170.0%
               $ 92,110              96%        125.1%     132.0%     140.0%     148.0%     156.0%     164.0%     172.0%
               $ 93,070              97%        127.0%     134.0%     142.0%     150.0%     158.0%     166.0%     174.0%
               $ 94,030              98%        128.9%     136.0%     144.0%     152.0%     160.0%     168.0%     176.0%
               $ 94,990              99%        130.7%     138.0%     146.0%     154.0%     162.0%     170.0%     178.0%
               $ 95,950             100%        132.6%     140.0%     148.0%     156.0%     164.0%     172.0%     180.0%
               $ 97,870             102%        134.4%     142.0%     150.0%     158.0%     166.0%     174.0%     182.0%
               $ 99,790             104%        136.3%     144.0%     152.0%     160.0%     168.0%     176.0%     184.0%
              $ 101,710             106%        138.1%     146.0%     154.0%     162.0%     170.0%     178.0%     186.0%
              $ 103,630             108%        140.0%     148.0%     156.0%     164.0%     172.0%     180.0%     188.0%
              $ 105,550             110%        144.7%     150.0%     158.0%     166.0%     174.0%     182.0%     190.0%
              $ 107,460             112%        149.3%     154.6%     160.0%     168.0%     176.0%     184.0%     192.0%
              $ 109,380             114%        153.8%     159.2%     164.6%     170.0%     178.0%     186.0%     194.0%
              $ 111,300             116%        158.2%     163.7%     169.1%     174.6%     180.0%     188.0%     196.0%
              $ 113,220             118%        163.7%     169.1%     174.6%     180.0%     185.5%     190.0%     198.0%
              $ 115,140             120%        169.2%     174.6%     180.1%     185.5%     191.0%     195.5%     200.0%

                        CII (OUTSIDE CALIFORNIA) PLUS NVA



                              PROFIT/REVENUE MATRIX

                        REVENUE VS PLAN (Horizontal Axis)

                     PRE-TAX PROFIT* VS PLAN (Vertical Axis)

                                    (In 000s)

                                            $           $          $           $           $          $           $
                                             42,170      42,630     43,100      43,570      44,040     44,510      44,980
                                % Achieved     90%        91%         92%         93%        94%         95%        96%
               $ 6,770             90%        50.0%      54.0%       58.0%       62.0%      66.0%       70.0%      74.0%
               $ 6,840             91%        51.0%      55.0%       59.0%       63.0%      67.0%       71.0%      75.0%
               $ 6,920             92%        52.0%      56.0%       60.0%       64.0%      68.0%       72.0%      76.0%
               $ 6,990             93%        53.0%      57.0%       61.0%       65.0%      69.0%       73.0%      77.0%
               $ 7,070             94%        54.0%      58.0%       62.0%       66.0%      70.0%       74.0%      78.0%
               $ 7,140             95%        55.0%      59.0%       63.0%       67.0%      71.0%       75.0%      79.0%
               $ 7,220             96%        56.0%      60.0%       64.0%       68.0%      72.0%       76.0%      80.0%
               $ 7,290             97%        57.0%      61.0%       65.0%       69.0%      73.0%       77.0%      81.0%
               $ 7,370             98%        58.0%      62.0%       66.0%       70.0%      74.0%       78.0%      82.0%
               $ 7,440             99%        59.0%      63.0%       67.0%       71.0%      75.0%       79.0%      83.0%
               $ 7,520             100%       60.0%      64.0%       68.0%       72.0%      76.0%       80.0%      84.0%
               $ 7,670             102%       62.0%      66.4%       70.7%       75.1%      79.5%       83.8%      88.2%
               $ 7,820             104%       64.0%      68.7%       73.3%       78.0%      82.7%       87.3%      92.0%
               $ 7,970             106%       66.0%      70.9%       75.8%       80.8%      85.7%       90.6%      95.5%
               $ 8,120             108%       68.0%      73.1%       78.3%       83.4%      88.6%       93.7%      98.9%
               $ 8,270             110%       70.0%      75.3%       80.7%       86.0%      91.3%       96.7%      102.0%
               $ 8,420             112%       74.0%      79.4%       84.8%       90.1%      95.5%      100.9%      106.3%
               $ 8,570             114%       78.0%      83.4%       88.8%       94.2%      99.6%      105.1%      110.5%
               $ 8,720             116%       82.0%      87.4%       92.9%       98.3%      103.8%     109.2%      114.7%
               $ 8,870             118%       86.0%      92.9%       98.4%      103.8%      109.3%     114.7%      120.1%
               $ 9,020             120%       90.0%      98.4%      103.9%      109.3%      114.8%     120.2%      125.6%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOUT AS A PERCENT OF ELIGIBLE BONUS

                        CII (OUTSIDE CALIFORNIA) PLUS NVA



                              PROFIT/REVENUE MATRIX

                                             $           $          $           $          $          $          $
                                              45,440      45,910     46,380      46,850     47,790     48,720     49,660
                                 % Achieved     97%        98%        99%        100%        102%       104%      106.0%
                $ 6,770             90%        78.0%      82.0%       86.0%      90.0%      96.0%      102.0%     108.0%
                $ 6,840             91%        79.0%      83.0%       87.0%      91.0%      97.3%      103.5%     109.7%
                $ 6,920             92%        80.0%      84.0%       88.0%      92.0%      98.5%      105.0%     111.4%
                $ 6,990             93%        81.0%      85.0%       89.0%      93.0%      99.8%      106.5%     113.1%
                $ 7,070             94%        82.0%      86.0%       90.0%      94.0%      101.1%     108.0%     114.8%
                $ 7,140             95%        83.0%      87.0%       91.0%      95.0%      102.4%     109.5%     116.5%
                $ 7,220             96%        84.0%      88.0%       92.0%      96.0%      103.6%     111.0%     118.2%
                $ 7,290             97%        85.0%      89.0%       93.0%      97.0%      104.9%     112.5%     119.8%
                $ 7,370             98%        86.0%      90.0%       94.0%      98.0%      106.2%     114.0%     121.5%
                $ 7,440             99%        87.0%      91.0%       95.0%      99.0%      107.5%     115.5%     123.2%
                $ 7,520             100%       88.0%      92.0%       96.0%      100.0%     108.7%     117.0%     124.9%
                $ 7,670             102%       92.5%      96.9%      101.3%      105.6%     110.0%     118.5%     126.6%
                $ 7,820             104%       96.7%      101.3%     106.0%      110.7%     115.3%     120.0%     128.3%
                $ 7,970             106%      100.5%      105.4%     110.3%      115.2%     120.2%     125.1%     130.0%
                $ 8,120             108%      104.0%      109.1%     114.3%      119.4%     124.6%     129.7%     134.9%
                $ 8,270             110%      107.3%      112.7%     118.0%      123.3%     128.7%     134.0%     139.3%
                $ 8,420             112%      111.6%      117.0%     122.4%      127.8%     133.1%     138.5%     143.9%
                $ 8,570             114%      115.9%      121.3%     126.7%      132.1%     137.5%     142.9%     148.4%
                $ 8,720             116%      120.1%      125.6%     131.0%      136.4%     141.9%     147.3%     152.8%
                $ 8,870             118%      125.6%      131.0%     136.5%      141.9%     147.4%     152.8%     158.3%
                $ 9,020             120%      131.1%      136.5%     142.0%      147.4%     152.9%     158.3%     163.8%

                        CII (OUTSIDE CALIFORNIA) PLUS NVA



                              PROFIT/REVENUE MATRIX

                                                  $       $          $           $          $          $           $
                                               50,600      51,540     52,470      53,410     54,350     55,280      56,220
                                 % Achieved    108.0%      110.0%      112%        114%       116%       118%        120%
                $ 6,770             90%        114.0%      120.0%     128.0%      136.0%     144.0%     152.0%      160.0%
                $ 6,840             91%        115.9%      122.0%     130.0%      138.0%     146.0%     154.0%      162.0%
                $ 6,920             92%        117.7%      124.0%     132.0%      140.0%     148.0%     156.0%      164.0%
                $ 6,990             93%        119.6%      126.0%     134.0%      142.0%     150.0%     158.0%      166.0%
                $ 7,070             94%        121.4%      128.0%     136.0%      144.0%     152.0%     160.0%      168.0%
                $ 7,140             95%        123.3%      130.0%     138.0%      146.0%     154.0%     162.0%      170.0%
                $ 7,220             96%        125.1%      132.0%     140.0%      148.0%     156.0%     164.0%      172.0%
                $ 7,290             97%        127.0%      134.0%     142.0%      150.0%     158.0%     166.0%      174.0%
                $ 7,370             98%        128.9%      136.0%     144.0%      152.0%     160.0%     168.0%      176.0%
                $ 7,440             99%        130.7%      138.0%     146.0%      154.0%     162.0%     170.0%      178.0%
                $ 7,520             100%       132.6%      140.0%     148.0%      156.0%     164.0%     172.0%      180.0%
                $ 7,670             102%       134.4%      142.0%     150.0%      158.0%     166.0%     174.0%      182.0%
                $ 7,820             104%       136.3%      144.0%     152.0%      160.0%     168.0%     176.0%      184.0%
                $ 7,970             106%       138.1%      146.0%     154.0%      162.0%     170.0%     178.0%      186.0%
                $ 8,120             108%       140.0%      148.0%     156.0%      164.0%     172.0%     180.0%      188.0%
                $ 8,270             110%       144.7%      150.0%     158.0%      166.0%     174.0%     182.0%      190.0%
                $ 8,420             112%       149.3%      154.6%     160.0%      168.0%     176.0%     184.0%      192.0%
                $ 8,570             114%       153.8%      159.2%     164.6%      170.0%     178.0%     186.0%      194.0%
                $ 8,720             116%       158.2%      163.7%     169.1%      174.6%     180.0%     188.0%      196.0%
                $ 8,870             118%       163.7%      169.1%     174.6%      180.0%     185.5%     190.0%      198.0%
                $ 9,020             120%       169.2%      174.6%     180.1%      185.5%     191.0%     195.5%      200.0%

                         SIERRA MILITARY HEALTH SERVICES
                             CASH FLOW/PROFIT MATRIX



                           CASH FLOW (Horizontal Axis)

                     PRE-TAX PROFIT* VS PLAN (Vertical Axis)

                                    (In 000s)

                                                $          $          $         $          $         $          $
                                              24,430     24,700    24,970     25,240     25,510   25,780     26,050
                                               90%        91%        92%       93%        94%       95%        96%

                                   %
                                Achieved

             $ 13,710             90%        50.0%      52.5%       55.0%      57.5%      60.0%      62.5%      65.0%
             $ 13,860             91%        52.5%      55.0%       57.5%      60.0%      62.5%      65.0%      67.5%
             $ 14,010             92%        55.0%      57.5%       60.0%      62.5%      65.0%      67.5%      70.0%
             $ 14,160             93%        57.5%      60.0%       62.5%      65.0%      67.5%      70.0%      72.5%
             $ 14,320             94%        60.0%      62.5%       65.0%      67.5%      70.0%      72.5%      75.0%
             $ 14,470             95%        62.5%      65.0%       67.5%      70.0%      72.5%      75.0%      77.5%
             $ 14,620             96%        65.0%      67.5%       70.0%      72.5%      75.0%      77.5%      80.0%
             $ 14,770             97%        67.5%      70.0%       72.5%      75.0%      77.5%      80.0%      82.5%
             $ 14,930             98%        70.0%      72.5%       75.0%      77.5%      80.0%      82.5%      85.0%
             $ 15,080             99%        72.5%      75.0%       77.5%      80.0%      82.5%      85.0%      87.5%
             $ 15,230             100%       75.0%      77.5%       80.0%      82.5%      85.0%      87.5%      90.0%
             $ 15,530             102%       80.0%      82.7%       85.5%      88.2%      90.9%      93.6%      96.4%
             $ 15,840             104%       85.0%      87.9%       90.8%      93.8%      96.7%      99.6%      102.5%
             $ 16,140             106%       90.0%      93.1%       96.2%      99.2%      102.3%     105.4%     108.5%
             $ 16,450             108%       95.0%      98.2%      101.4%      104.6%     107.9%     111.1%     114.3%
             $ 16,750             110%       100.0%     103.3%     106.7%      110.0%     113.3%     116.7%     120.0%
             $ 17,060             112%       110.0%     113.1%     116.3%      119.4%     122.5%     125.6%     128.8%
             $ 17,360             114%       120.0%     122.9%     125.9%      128.8%     131.8%     134.7%     137.6%
             $ 17,670             116%       130.0%     132.8%     135.6%      138.3%     141.1%     143.9%     146.7%
             $ 17,970             118%       140.0%     135.4%     138.2%      141.0%     143.7%     146.5%     149.3%
             $ 18,280             120%       150.0%     137.9%     140.7%      143.5%     146.2%     149.0%     151.8%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOUT AS A PERCENT OF ELIGIBLE BONUS

                         SIERRA MILITARY HEALTH SERVICES



                         CASH FLOW/PROFIT MATRIX

                                            $          $          $          $          $           $          $
                                             26,330     26,600     26,870     27,140     27,680      28,230     28,770
                                % Achieved    97%        98%        99%        100%       102%        104%       106%
               $ 13,710            90%       67.5%      70.0%      72.5%      75.0%       80.0%      85.0%      90.0%
               $ 13,860            91%       70.0%      72.5%      75.0%      77.5%       82.7%      87.9%      93.1%
               $ 14,010            92%       72.5%      75.0%      77.5%      80.0%       85.5%      90.8%      96.2%
               $ 14,160            93%       75.0%      77.5%      80.0%      82.5%       88.2%      93.8%      99.2%
               $ 14,320            94%       77.5%      80.0%      82.5%      85.0%       90.9%      96.7%      102.3%
               $ 14,470            95%       80.0%      82.5%      85.0%      87.5%       93.6%      99.6%      105.4%
               $ 14,620            96%       82.5%      85.0%      87.5%      90.0%       96.4%      102.5%     108.5%
               $ 14,770            97%       85.0%      87.5%      90.0%      92.5%       99.1%      105.4%     111.5%
               $ 14,930            98%       87.5%      90.0%      92.5%      95.0%      101.8%      108.3%     114.6%
               $ 15,080            99%       90.0%      92.5%      95.0%      97.5%      104.5%      111.3%     117.7%
               $ 15,230            100%      92.5%      95.0%      97.5%      100.0%     107.3%      114.2%     120.8%
               $ 15,530            102%      99.1%      101.8%     104.5%     107.3%     110.0%      117.1%     123.8%
               $ 15,840            104%      105.4%     108.3%     111.3%     114.2%     117.1%      120.0%     126.9%
               $ 16,140            106%      111.5%     114.6%     117.7%     120.8%     123.8%      126.9%     130.0%
               $ 16,450            108%      117.5%     120.7%     123.9%     127.1%     130.4%      133.6%     136.8%
               $ 16,750            110%      123.3%     126.7%     130.0%     133.3%     136.7%      140.0%     143.3%
               $ 17,060            112%      131.9%     135.0%     138.1%     141.3%     144.4%      147.5%     150.6%
               $ 17,360            114%      140.6%     143.5%     146.5%     149.4%     152.4%      155.3%     158.2%
               $ 17,670            116%      149.4%     152.2%     155.0%     157.8%     160.6%      163.3%     166.1%
               $ 17,970            118%      152.1%     154.9%     157.6%     160.4%     163.2%      166.0%     168.7%
               $ 18,280            120%      154.6%     157.4%     160.1%     162.9%     165.7%      168.5%     171.2%

                         SIERRA MILITARY HEALTH SERVICES



                             CASH FLOW/PROFIT MATRIX

                                            $         $           $          $           $          $          $
                                             29,310    29,850      30,400     30,940      31,480     32,030     32,570

                                % Achieved    108%       110%       112%       114%        116%       118%       120%
               $ 13,710            90%       95.0%      100.0%     110.0%     120.0%      130.0%     140.0%     150.0%
               $ 13,860            91%       98.2%      103.3%     113.1%     122.9%      132.8%     142.6%     152.5%
               $ 14,010            92%       101.4%     106.7%     116.3%     125.9%      135.6%     145.3%     155.0%
               $ 14,160            93%       104.6%     110.0%     119.4%     128.8%      138.3%     147.9%     157.5%
               $ 14,320            94%       107.9%     113.3%     122.5%     131.8%      141.1%     150.5%     160.0%
               $ 14,470            95%       111.1%     116.7%     125.6%     134.7%      143.9%     153.2%     162.5%
               $ 14,620            96%       114.3%     120.0%     128.8%     137.6%      146.7%     155.8%     165.0%
               $ 14,770            97%       117.5%     123.3%     131.9%     140.6%      149.4%     158.4%     167.5%
               $ 14,930            98%       120.7%     126.7%     135.0%     143.5%      152.2%     161.1%     170.0%
               $ 15,080            99%       123.9%     130.0%     138.1%     146.5%      155.0%     163.7%     172.5%
               $ 15,230            100%      127.1%     133.3%     141.3%     149.4%      157.8%     166.3%     175.0%
               $ 15,530            102%      130.4%     136.7%     144.4%     152.4%      160.6%     168.9%     177.5%
               $ 15,840            104%      133.6%     140.0%     147.5%     155.3%      163.3%     171.6%     180.0%
               $ 16,140            106%      136.8%     143.3%     150.6%     158.2%      166.1%     174.2%     182.5%
               $ 16,450            108%      140.0%     146.7%     153.8%     161.2%      168.9%     176.8%     185.0%
               $ 16,750            110%      146.7%     150.0%     156.9%     164.1%      171.7%     179.5%     187.5%
               $ 17,060            112%      153.8%     156.9%     160.0%     167.1%      174.4%     182.1%     190.0%
               $ 17,360            114%      161.2%     164.1%     167.1%     170.0%      177.2%     184.7%     192.5%
               $ 17,670            116%      168.9%     171.7%     174.4%     177.2%      180.0%     187.4%     195.0%
               $ 17,970            118%      171.5%     174.3%     177.1%     179.9%      182.6%     190.0%     197.5%
               $ 18,280            120%      174.0%     176.8%     179.6%     182.4%      185.1%     192.5%     200.0%

                                 WESTERN REGION



                              PROFIT/REVENUE MATRIX

                    PRETAX PROFIT* VS PLAN (Horizontal Axis)

                         REVENUE VS PLAN (Vertical Axis)
                                    (In 000s)

                                           $          $           $          $           $          $          $
                                            74,170     74,560      74,950     75,340      75,730     76,120     76,510
                              % Achieved    95.0%       95.5%      96.0%       96.5%      97.0%      97.5%       98.0%
            $ 832,030            95.0%      50.0%       54.0%      58.0%       62.0%      66.0%      70.0%       74.0%
            $ 836,410            95.5%      51.0%       55.0%      59.0%       63.0%      67.0%      71.0%       75.0%
            $ 840,790            96.0%      52.0%       56.0%      60.0%       64.0%      68.0%      72.0%       76.0%
            $ 845,170            96.5%      53.0%       57.0%      61.0%       65.0%      69.0%      73.0%       77.0%
            $ 849,550            97.0%      54.0%       58.0%      62.0%       66.0%      70.0%      74.0%       78.0%
            $ 853,920            97.5%      55.0%       59.0%      63.0%       67.0%      71.0%      75.0%       79.0%
            $ 858,300            98.0%      56.0%       60.0%      64.0%       68.0%      72.0%      76.0%       80.0%
            $ 862,680            98.5%      57.0%       61.0%      65.0%       69.0%      73.0%      77.0%       81.0%
            $ 867,060            99.0%      58.0%       62.0%      66.0%       70.0%      74.0%      78.0%       82.0%
            $ 871,440            99.5%      59.0%       63.0%      67.0%       71.0%      75.0%      79.0%       83.0%
            $ 875,820           100.0%      60.0%       64.0%      68.0%       72.0%      76.0%      80.0%       84.0%
            $ 893,340           102.0%      62.0%       67.3%      72.5%       77.8%      83.1%      88.4%       93.6%
            $ 910,850           104.0%      64.0%       70.3%      76.7%       83.0%      89.3%      95.7%      102.0%
            $ 928,370           106.0%      66.0%       73.2%      80.5%       87.7%      94.9%      102.2%     109.4%
            $ 945,890           108.0%      68.0%       76.0%      84.0%       92.0%      100.0%     108.0%     116.0%
            $ 963,400           110.0%      70.0%       78.7%      87.3%       96.0%      104.7%     113.3%     122.0%
            $ 980,920           112.0%      74.0%       83.1%      92.3%      101.4%      110.5%     119.6%     128.8%
            $ 998,430           114.0%      78.0%       87.5%      97.1%      106.6%      116.1%     125.6%     135.2%
           $ 1,015,950          116.0%      82.0%       91.9%      101.8%     111.7%      121.6%     131.4%     141.3%
           $ 1,033,470          118.0%      86.0%      102.1%      112.0%     121.9%      131.8%     141.7%     151.5%
           $ 1,050,980          120.0%      90.0%      112.6%      122.5%     132.4%      142.3%     152.2%     162.0%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOUT AS A PERCENT OF ELIGIBLE BONUS

                                 WESTERN REGION



                              PROFIT/REVENUE MATRIX

                                            $          $          $          $          $           $          $
                                             76,900     77,290     77,680     78,070     79,630      81,190     82,750
                                % Achieved   98.5%      99.0%      99.5%      100.0%     102.0%      104.0%     106.0%
              $ 832,030           95.0%      78.0%      82.0%      86.0%      90.0%       98.0%      106.0%     114.0%
              $ 836,410           95.5%      79.0%      83.0%      87.0%      91.0%      100.0%      108.8%     117.5%
              $ 840,790           96.0%      80.0%      84.0%      88.0%      92.0%      102.0%      111.7%     121.1%
              $ 845,170           96.5%      81.0%      85.0%      89.0%      93.0%      104.0%      114.5%     124.6%
              $ 849,550           97.0%      82.0%      86.0%      90.0%      94.0%      106.0%      117.3%     128.2%
              $ 853,920           97.5%      83.0%      87.0%      91.0%      95.0%      108.0%      120.2%     131.7%
              $ 858,300           98.0%      84.0%      88.0%      92.0%      96.0%      110.0%      123.0%     135.2%
              $ 862,680           98.5%      85.0%      89.0%      93.0%      97.0%      112.0%      125.8%     138.8%
              $ 867,060           99.0%      86.0%      90.0%      94.0%      98.0%      114.0%      128.7%     142.3%
              $ 871,440           99.5%      87.0%      91.0%      95.0%      99.0%      116.0%      131.5%     145.8%
              $ 875,820           100.0%     88.0%      92.0%      96.0%      100.0%     118.0%      134.3%     149.4%
              $ 893,340           102.0%     98.9%      104.2%     109.5%     114.7%     120.0%      137.2%     152.9%
              $ 910,850           104.0%     108.3%     114.7%     121.0%     127.3%     133.7%      140.0%     156.5%
              $ 928,370           106.0%     116.6%     123.8%     131.1%     138.3%     145.5%      152.8%     160.0%
              $ 945,890           108.0%     124.0%     132.0%     140.0%     148.0%     156.0%      164.0%     172.0%
              $ 963,400           110.0%     130.7%     139.3%     148.0%     156.7%     165.3%      174.0%     182.7%
              $ 980,920           112.0%     137.9%     147.0%     156.1%     165.3%     174.4%      183.5%     192.6%
              $ 998,430           114.0%     144.7%     154.2%     163.8%     173.3%     182.8%      192.4%     201.9%
             $ 1,015,950          116.0%     151.2%     161.1%     171.0%     180.9%     190.8%      200.7%     210.6%
             $ 1,033,470          118.0%     161.4%     171.3%     181.2%     191.1%     201.0%      210.9%     220.8%
             $ 1,050,980          120.0%     171.9%     181.8%     191.7%     201.6%     211.5%      221.4%     231.3%

                                 WESTERN REGION



                              PROFIT/REVENUE MATRIX

                                            $          $          $          $          $           $          $
                                             84,320     85,880     87,440     89,000     90,560      92,120     93,680
                                % Achieved   108.0%     110.0%     112.0%     114.0%     116.0%      118.0%     120.0%
              $ 832,030           95.0%      122.0%     130.0%     142.0%     154.0%     166.0%      178.0%     190.0%
              $ 836,410           95.5%      126.1%     134.7%     146.9%     159.1%     171.2%      183.4%     195.5%
              $ 840,790           96.0%      130.3%     139.3%     151.8%     164.1%     176.4%      188.7%     201.0%
              $ 845,170           96.5%      134.4%     144.0%     156.6%     169.2%     181.7%      194.1%     206.5%
              $ 849,550           97.0%      138.6%     148.7%     161.5%     174.2%     186.9%      199.5%     212.0%
              $ 853,920           97.5%      142.7%     153.3%     166.4%     179.3%     192.1%      204.8%     217.5%
              $ 858,300           98.0%      146.9%     158.0%     171.3%     184.4%     197.3%      210.2%     223.0%
              $ 862,680           98.5%      151.0%     162.7%     176.1%     189.4%     202.6%      215.6%     228.5%
              $ 867,060           99.0%      155.1%     167.3%     181.0%     194.5%     207.8%      220.9%     234.0%
              $ 871,440           99.5%      159.3%     172.0%     185.9%     199.5%     213.0%      226.3%     239.5%
              $ 875,820           100.0%     163.4%     176.7%     190.8%     204.6%     218.2%      231.7%     245.0%
              $ 893,340           102.0%     167.6%     181.3%     195.6%     209.6%     223.4%      237.1%     250.5%
              $ 910,850           104.0%     171.7%     186.0%     200.5%     214.7%     228.7%      242.4%     256.0%
              $ 928,370           106.0%     175.9%     190.7%     205.4%     219.8%     233.9%      247.8%     261.5%
              $ 945,890           108.0%     180.0%     195.3%     210.3%     224.8%     239.1%      253.2%     267.0%
              $ 963,400           110.0%     191.3%     200.0%     215.1%     229.9%     244.3%      258.5%     272.5%
              $ 980,920           112.0%     201.8%     210.9%     220.0%     234.9%     249.6%      263.9%     278.0%
              $ 998,430           114.0%     211.4%     220.9%     230.5%     240.0%     254.8%      269.3%     283.5%
             $ 1,015,950          116.0%     220.4%     230.3%     240.2%     250.1%     260.0%      274.6%     289.0%
             $ 1,033,470          118.0%     230.7%     240.5%     250.4%     260.3%     270.2%      280.0%     294.5%
             $ 1,050,980          120.0%     241.2%     251.0%     260.9%     270.8%     280.7%      290.5%     300.0%

                                 BHO PROFIT GRID
                              PROFIT/REVENUE MATRIX



                        REVENUE VS PLAN (Horizontal Axis)

                     PRE-TAX PROFIT* VS PLAN (Vertical Axis)

                                    (In 000s)

                                               $           $          $           $           $           $          $
                                            12,660      12,800      12,940     13,090      13,230      13,370      13,510
                                              90%         91%        92%         93%         94%         95%        96%
                                   %
                               Achieved

             $ 1,780              90%        50.0%       52.5%      55.0%       57.5%       60.0%       62.5%      65.0%
             $ 1,800              91%        52.5%       55.0%      57.5%       60.0%       62.5%       65.0%      67.5%
             $ 1,820              92%        55.0%       57.5%      60.0%       62.5%       65.0%       67.5%      70.0%
             $ 1,840              93%        57.5%       60.0%      62.5%       65.0%       67.5%       70.0%      72.5%
             $ 1,860              94%        60.0%       62.5%      65.0%       67.5%       70.0%       72.5%      75.0%
             $ 1,880              95%        62.5%       65.0%      67.5%       70.0%       72.5%       75.0%      77.5%
             $ 1,900              96%        65.0%       67.5%      70.0%       72.5%       75.0%       77.5%      80.0%
             $ 1,920              97%        67.5%       70.0%      72.5%       75.0%       77.5%       80.0%      82.5%
             $ 1,940              98%        70.0%       72.5%      75.0%       77.5%       80.0%       82.5%      85.0%
             $ 1,960              99%        72.5%       75.0%      77.5%       80.0%       82.5%       85.0%      87.5%
             $ 1,980             100%        75.0%       77.5%      80.0%       82.5%       85.0%       87.5%      90.0%
             $ 2,020             102%        80.0%       82.7%      85.5%       88.2%       90.9%       93.6%      96.4%
             $ 2,060             104%        85.0%       87.9%      90.8%       93.8%       96.7%       99.6%      102.5%
             $ 2,100             106%        90.0%       93.1%      96.2%       99.2%      102.3%      105.4%      108.5%
             $ 2,140             108%        95.0%       98.2%      101.4%     104.6%      107.9%      111.1%      114.3%
             $ 2,180             110%       100.0%      103.3%      106.7%     110.0%      113.3%      116.7%      120.0%
             $ 2,220             112%       110.0%      113.1%      116.3%     119.4%      122.5%      125.6%      128.8%
             $ 2,260             114%       120.0%      122.9%      125.9%     128.8%      131.8%      134.7%      137.6%
             $ 2,300             116%       130.0%      132.8%      135.6%     138.3%      141.1%      143.9%      146.7%
             $ 2,340             118%       140.0%      135.4%      138.2%     141.0%      143.7%      146.5%      149.3%
             $ 2,380             120%       150.0%      137.9%      140.7%     143.5%      146.2%      149.0%      151.8%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOYUT AS A PERCENT OF ELIGIBLE BONUS

                                 BHO PROFIT GRID



                              PROFIT/REVENUE MATRIX

                                            $          $           $          $          $          $           $
                                             13,650     13,790      13,930     14,070     14,350     14,630      14,910
                                 %            97%         98%        99%        100%       102%       104%        106%
                                 Achieved

                $ 1,780             90%      67.5%       70.0%      72.5%      75.0%      80.0%       85.0%      90.0%
                $ 1,800             91%      70.0%       72.5%      75.0%      77.5%      82.7%       87.9%      93.1%
                $ 1,820             92%      72.5%       75.0%      77.5%      80.0%      85.5%       90.8%      96.2%
                $ 1,840             93%      75.0%       77.5%      80.0%      82.5%      88.2%       93.8%      99.2%
                $ 1,860             94%      77.5%       80.0%      82.5%      85.0%      90.9%       96.7%      102.3%
                $ 1,880             95%      80.0%       82.5%      85.0%      87.5%      93.6%       99.6%      105.4%
                $ 1,900             96%      82.5%       85.0%      87.5%      90.0%      96.4%      102.5%      108.5%
                $ 1,920             97%      85.0%       87.5%      90.0%      92.5%      99.1%      105.4%      111.5%
                $ 1,940             98%      87.5%       90.0%      92.5%      95.0%      101.8%     108.3%      114.6%
                $ 1,960             99%      90.0%       92.5%      95.0%      97.5%      104.5%     111.3%      117.7%
                $ 1,980            100%      92.5%       95.0%      97.5%      100.0%     107.3%     114.2%      120.8%
                $ 2,020            102%      99.1%      101.8%      104.5%     107.3%     110.0%     117.1%      123.8%
                $ 2,060            104%      105.4%     108.3%      111.3%     114.2%     117.1%     120.0%      126.9%
                $ 2,100            106%      111.5%     114.6%      117.7%     120.8%     123.8%     126.9%      130.0%
                $ 2,140            108%      117.5%     120.7%      123.9%     127.1%     130.4%     133.6%      136.8%
                $ 2,180            110%      123.3%     126.7%      130.0%     133.3%     136.7%     140.0%      143.3%
                $ 2,220            112%      131.9%     135.0%      138.1%     141.3%     144.4%     147.5%      150.6%
                $ 2,260            114%      140.6%     143.5%      146.5%     149.4%     152.4%     155.3%      158.2%
                $ 2,300            116%      149.4%     152.2%      155.0%     157.8%     160.6%     163.3%      166.1%
                $ 2,340            118%      152.1%     154.9%      157.6%     160.4%     163.2%     166.0%      168.7%
                $ 2,380            120%      154.6%     157.4%      160.1%     162.9%     165.7%     168.5%      171.2%

                                 BHO PROFIT GRID



                              PROFIT/REVENUE MATRIX

                                            $          $           $          $          $          $           $
                                             15,200     15,480      15,760     16,040     16,320     16,600      16,880
                                 %            108%       110%        112%       114%       116%       118%        120%
                                 Achieved

                $ 1,780             90%      95.0%      100.0%      110.0%     120.0%     130.0%     140.0%      150.0%
                $ 1,800             91%      98.2%      103.3%      113.1%     122.9%     132.8%     142.6%      152.5%
                $ 1,820             92%      101.4%     106.7%      116.3%     125.9%     135.6%     145.3%      155.0%
                $ 1,840             93%      104.6%     110.0%      119.4%     128.8%     138.3%     147.9%      157.5%
                $ 1,860             94%      107.9%     113.3%      122.5%     131.8%     141.1%     150.5%      160.0%
                $ 1,880             95%      111.1%     116.7%      125.6%     134.7%     143.9%     153.2%      162.5%
                $ 1,900             96%      114.3%     120.0%      128.8%     137.6%     146.7%     155.8%      165.0%
                $ 1,920             97%      117.5%     123.3%      131.9%     140.6%     149.4%     158.4%      167.5%
                $ 1,940             98%      120.7%     126.7%      135.0%     143.5%     152.2%     161.1%      170.0%
                $ 1,960             99%      123.9%     130.0%      138.1%     146.5%     155.0%     163.7%      172.5%
                $ 1,980            100%      127.1%     133.3%      141.3%     149.4%     157.8%     166.3%      175.0%
                $ 2,020            102%      130.4%     136.7%      144.4%     152.4%     160.6%     168.9%      177.5%
                $ 2,060            104%      133.6%     140.0%      147.5%     155.3%     163.3%     171.6%      180.0%
                $ 2,100            106%      136.8%     143.3%      150.6%     158.2%     166.1%     174.2%      182.5%
                $ 2,140            108%      140.0%     146.7%      153.8%     161.2%     168.9%     176.8%      185.0%
                $ 2,180            110%      146.7%     150.0%      156.9%     164.1%     171.7%     179.5%      187.5%
                $ 2,220            112%      153.8%     156.9%      160.0%     167.1%     174.4%     182.1%      190.0%
                $ 2,260            114%      161.2%     164.1%      167.1%     170.0%     177.2%     184.7%      192.5%
                $ 2,300            116%      168.9%     171.7%      174.4%     177.2%     180.0%     187.4%      195.0%
                $ 2,340            118%      171.5%     174.3%      177.1%     179.9%     182.6%     190.0%      197.5%
                $ 2,380            120%      174.0%     176.8%      179.6%     182.4%     185.1%     192.5%      200.0%

                                 CENTRAL REGION
                              REVENUE/PROFIT MATRIX



                        REVENUE VS PLAN (Horizontal Axis)

                     PRE-TAX PROFIT* VS PLAN (Vertical Axis)

                                    (In 000s)

                                                $      $          $               $      $          $               $
                                             329,990    333,650    337,320     340,980    344,650    348,320     351,980
                                % Achieved     90%        91%        92%         93%        94%        95%         96%
              $ (6,670)            90%        50.0%      52.5%      55.0%       57.5%      60.0%      62.5%       65.0%
              $ (6,600)            91%        52.5%      55.0%      57.5%       60.0%      62.5%      65.0%       67.5%
              $ (6,530)            92%        55.0%      57.5%      60.0%       62.5%      65.0%      67.5%       70.0%
              $ (6,470)            93%        57.5%      60.0%      62.5%       65.0%      67.5%      70.0%       72.5%
              $ (6,410)            94%        60.0%      62.5%      65.0%       67.5%      70.0%      72.5%       75.0%
              $ (6,350)            95%        62.5%      65.0%      67.5%       70.0%      72.5%      75.0%       77.5%
              $ (6,290)            96%        65.0%      67.5%      70.0%       72.5%      75.0%      77.5%       80.0%
              $ (6,230)            97%        67.5%      70.0%      72.5%       75.0%      77.5%      80.0%       82.5%
              $ (6,170)            98%        70.0%      72.5%      75.0%       77.5%      80.0%      82.5%       85.0%
              $ (6,110)            99%        72.5%      75.0%      77.5%       80.0%      82.5%      85.0%       87.5%
              $ (6,050)            100%       75.0%      77.5%      80.0%       82.5%      85.0%      87.5%       90.0%
              $ (5,930)            102%       80.0%      82.7%      85.5%       88.2%      90.9%      93.6%       96.4%
              $ (5,811)            104%       85.0%      87.9%      90.8%       93.8%      96.7%      99.6%      102.5%
              $ (5,695)            106%       90.0%      93.1%      96.2%       99.2%      102.3%     105.4%     108.5%
              $ (5,581)            108%       95.0%      98.2%      101.4%     104.6%      107.9%     111.1%     114.3%
              $ (5,470)            110%      100.0%      103.3%     106.7%     110.0%      113.3%     116.7%     120.0%
              $ (5,360)            112%      110.0%      113.1%     116.3%     119.4%      122.5%     125.6%     128.8%
              $ (5,253)            114%      120.0%      122.9%     125.9%     128.8%      131.8%     134.7%     137.6%
              $ (5,148)            116%      130.0%      132.8%     135.6%     138.3%      141.1%     143.9%     146.7%
              $ (5,045)            118%      140.0%      135.4%     138.2%     141.0%      143.7%     146.5%     149.3%
              $ (4,944)            120%      150.0%      137.9%     140.7%     143.5%      146.2%     149.0%     151.8%

* Denotes Earnings Before Interest Expense & Taxes, and Net of Bonus Expense PAYOUT AS A PERCENT OF ELIGIBLE BONUS

                                 CENTRAL REGION



                              REVENUE/PROFIT MATRIX

                                                 $               $      $               $      $               $      $
                                                  355,650     359,320    362,980     366,650    373,980     381,320    388,650
                                     % Achieved     97%         98%        99%        100%        102%       104%       106.0%
                   $ (6,670)             90%       67.5%       70.0%      72.5%       75.0%      80.0%       85.0%      90.0%
                   $ (6,600)             91%       70.0%       72.5%      75.0%       77.5%      82.7%       87.9%      93.1%
                   $ (6,530)             92%       72.5%       75.0%      77.5%       80.0%      85.5%       90.8%      96.2%
                   $ (6,470)             93%       75.0%       77.5%      80.0%       82.5%      88.2%       93.8%      99.2%
                   $ (6,410)             94%       77.5%       80.0%      82.5%       85.0%      90.9%       96.7%      102.3%
                   $ (6,350)             95%       80.0%       82.5%      85.0%       87.5%      93.6%       99.6%      105.4%
                   $ (6,290)             96%       82.5%       85.0%      87.5%       90.0%      96.4%      102.5%      108.5%
                   $ (6,230)             97%       85.0%       87.5%      90.0%       92.5%      99.1%      105.4%      111.5%
                   $ (6,170)             98%       87.5%       90.0%      92.5%       95.0%      101.8%     108.3%      114.6%
                   $ (6,110)             99%       90.0%       92.5%      95.0%       97.5%      104.5%     111.3%      117.7%
                   $ (6,050)            100%       92.5%       95.0%      97.5%      100.0%      107.3%     114.2%      120.8%
                   $ (5,930)            102%       99.1%      101.8%      104.5%     107.3%      110.0%     117.1%      123.8%
                   $ (5,811)            104%       105.4%     108.3%      111.3%     114.2%      117.1%     120.0%      126.9%
                   $ (5,695)            106%       111.5%     114.6%      117.7%     120.8%      123.8%     126.9%      130.0%
                   $ (5,581)            108%       117.5%     120.7%      123.9%     127.1%      130.4%     133.6%      136.8%
                   $ (5,470)            110%       123.3%     126.7%      130.0%     133.3%      136.7%     140.0%      143.3%
                   $ (5,360)            112%       131.9%     135.0%      138.1%     141.3%      144.4%     147.5%      150.6%
                   $ (5,253)            114%       140.6%     143.5%      146.5%     149.4%      152.4%     155.3%      158.2%
                   $ (5,148)            116%       149.4%     152.2%      155.0%     157.8%      160.6%     163.3%      166.1%
                   $ (5,045)            118%       152.1%     154.9%      157.6%     160.4%      163.2%     166.0%      168.7%
                   $ (4,944)            120%       154.6%     157.4%      160.1%     162.9%      165.7%     168.5%      171.2%

                                 CENTRAL REGION



                              REVENUE/PROFIT MATRIX

                                            $               $      $               $      $               $      $
                                             395,980     403,320    410,650     417,980    425,310     432,650    439,980
                                 % Achieved   108.0%     110.0%      112.0%     114.0%      116.0%     118.0%      120.0%
               $ (6,670)            90%       95.0%      100.0%      110.0%     120.0%      130.0%     140.0%      150.0%
               $ (6,600)            91%       98.2%      103.3%      113.1%     122.9%      132.8%     142.6%      152.5%
               $ (6,530)            92%       101.4%     106.7%      116.3%     125.9%      135.6%     145.3%      155.0%
               $ (6,470)            93%       104.6%     110.0%      119.4%     128.8%      138.3%     147.9%      157.5%
               $ (6,410)            94%       107.9%     113.3%      122.5%     131.8%      141.1%     150.5%      160.0%
               $ (6,350)            95%       111.1%     116.7%      125.6%     134.7%      143.9%     153.2%      162.5%
               $ (6,290)            96%       114.3%     120.0%      128.8%     137.6%      146.7%     155.8%      165.0%
               $ (6,230)            97%       117.5%     123.3%      131.9%     140.6%      149.4%     158.4%      167.5%
               $ (6,170)            98%       120.7%     126.7%      135.0%     143.5%      152.2%     161.1%      170.0%
               $ (6,110)            99%       123.9%     130.0%      138.1%     146.5%      155.0%     163.7%      172.5%
               $ (6,050)            100%      127.1%     133.3%      141.3%     149.4%      157.8%     166.3%      175.0%
               $ (5,930)            102%      130.4%     136.7%      144.4%     152.4%      160.6%     168.9%      177.5%
               $ (5,811)            104%      133.6%     140.0%      147.5%     155.3%      163.3%     171.6%      180.0%
               $ (5,695)            106%      136.8%     143.3%      150.6%     158.2%      166.1%     174.2%      182.5%
               $ (5,581)            108%      140.0%     146.7%      153.8%     161.2%      168.9%     176.8%      185.0%
               $ (5,470)            110%      146.7%     150.0%      156.9%     164.1%      171.7%     179.5%      187.5%
               $ (5,360)            112%      153.8%     156.9%      160.0%     167.1%      174.4%     182.1%      190.0%
               $ (5,253)            114%      161.2%     164.1%      167.1%     170.0%      177.2%     184.7%      192.5%
               $ (5,148)            116%      168.9%     171.7%      174.4%     177.2%      180.0%     187.4%      195.0%
               $ (5,045)            118%      171.5%     174.3%      177.1%     179.9%      182.6%     190.0%      197.5%
               $ (4,944)            120%      174.0%     176.8%      179.6%     182.4%      185.1%     192.5%      200.0%